HARNESS ABSOLUTE RETURN FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus and Statement of Additional Information
dated September 29, 2009

The initial offering period for the Harness Absolute Return Fund (the “Fund”), a series of the Trust, will be extended until the close of business (4:00 p.m., Eastern time) on November 27, 2009, subject to extension.  If the initial offering period ends on November 27, 2009, the Fund will begin its continuous offering of shares on November 30, 2009.  The initial offering period was originally scheduled to end at the close of business on October 29, 2009.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $15.00 per share.  Investment checks made payable to “Harness Absolute Return Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least November 30, 2009.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least November 30, 2009.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be November 30, 2009.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on November 30, 2009.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at 1-877-9HARNES.

To obtain a copy of the Fund’s Prospectus, please contact the Fund at 1-877-9HARNES.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for reference.

The date of this Supplement is October 9, 2009.